Onstream™ MEDIA

Company Presentation
August 2009

Onstream MEDIA

Forward Looking Statements

This presentation contains forward-looking statements, some of which may relate to Onstream Media Corporation, and which involve numerous risks and uncertainties. Actual results, performance or achievements could differ materially from those anticipated in such forward looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

Onstream MEDIA

Our Business

- Two Primary Business Divisions:
  - Conferencing Services
  - Digital Media Services
- Approximately $18 Million in Annual Revenues
- Q2 FY09 10Q Stated, "Cash Flow Positive* for Q3"
- Diversified, Blue Chip Customer Base
  - 4500 Customers
  - Over 750 Fortune 1000 companies have used Onstream products and services
  - 800 Media and Entertainment Companies
  - 20 Federal and State Government Agencies
- Rapidly Scalable Business with High Gross Profit Margins
  - 65-70% margins, prior to new growth catalysts

*Cash provided by operating activities, before changes in current assets and liabilities

Conferencing Services Group

Audio and Web Conferencing

- Operator assisted and reservationless audio with flash-based web conferencing platform supporting over 2,000 small to medium sized businesses

EDNet

- Private Network for collaboration and transport of digitized audio and video used in the Media & Entertainment industry – 600+ Clients

Webcasting

- 7,000+ Events Annually
- 2,000 Clients
- 60 Resellers
- All Major Players Supported: *WM, Flash, Quicktime*
- Webinars
- DMSP Compatibility

Digital Media Services Platform (DMSP)

Full-service, web-based publishing solution

- Archives, manages, monetizes ever-increasing base of digital media assets through advanced search capabilities

Key Benefits:

- Aggregates, automates, simplifies workflows
- Allows more time for content creation and monetization vs. cost-consuming administrative tasks
- Centralizes and automates functions into one highly intuitive, easy-to-use tool
- Results in greater productivity and profitability potential

Targeted to non-tech savvy users

Onstream Streaming Publisher



Onstream MEDIA — Diversified Customer Base

Corporate/Enterprise

P&G, McDonald's, SAMSUNG, CISCO SYSTEMS, XEROX, GE, BMW, 7-ELEVEN, REVLON

UBS Warburg, STAPLES, NOKIA, IBM, ebay, Bank of America, LOWE'S

A&P, intel, citigroup, ups, SUBWAY, AT&T, Coca-Cola

State and Federal Government

CDC — Department of Health and Human Services — Centers for Disease Control and Prevention

The Federal Reserve Board

GSA

Qwest — Spirit of Service™

Federal Gov't "Networx" Contract

Defense Nuclear Facilities Safety Board

National Park Service

NOAA FISHERIES SERVICE

Media and Entertainment

BONNIER CORPORATION, WB, PBS, RODALE — LIVE YOUR WHOLE LIFE™, ESPN.com, SONY, BLOCKBUSTER

Growth Catalysts

Onstream MEDIA

Two New Product Introductions:

- September 2009 – iEncode™ V2
- November 2009 - Marketplace365™
- Disruptive Technologies with Significant Barriers to Entry
- Built on existing proprietary platforms

iEncode:

"Webcasting in a box" for large-volume organizations

Audio, video, presentation webcasting

Self-provisioned, highly scalable

Marketplace 365:

Self-provisioned, multimedia marketplaces with social interaction and e-commerce

Integrates several Onstream proprietary technologies as a "back end"

Facilitates e-commerce in virtually any type of venue from trade shows to vertical malls

Onstream MEDIA

Onstream iEncode™

"Webcasting in a Box"

- A full-featured, turnkey webcasting solution that operates inside a customer's corporate LAN environment
- The flexibility to instantly produce webcasts from within their own network
- Controlled by their own personnel
- A wide-range of features offered by Onstream Media's proprietary Visual Webcaster platform


iEncode

i-Encode™

Recurring Annual Revenues of $20K+ per Installation

- Onstream Media will derive ongoing revenues from iEncode™ users from subscriptions, per-event fees, storage and bandwidth usage

Example usage:

- Georgetown University webcasts speech by President Obama using its iEncode


Georgetown

Onstream MEDIA

Onstream iEncode™ Target Markets

- Government / NGO (100k+)
- Enterprise (000's)
  - IR/PR (30K+ Public Co's)
  - HR
  - Sales
  - Training
- Education (6K+)
- Audio/Video Professionals (30K+)
- Healthcare (7k+ US only)
- Pharmaceuticals (7K+ global)

Addressable Market is in excess of 200K installations

iEncode Financial Opportunity

iEncode Opportunity – Year 1	Q1	Q2	Q3	Q4	Year 1
End Number of Installations	20	50	100	200	200
Gross Revenues ($)	150,000	315,000	600,000	1,200,000	2,265,000
Cost of Goods Sold ($)	39,000	67,500	120,000	240,000	466,500
Gross Profit ($)	111,000	247,500	480,000	960,000	1,798,500

iEncode Opportunity – Year 2	Q1	Q2	Q3	Q4	Year 2
End Number of Installations	300	400	500	600	600
Gross Revenues ($)	1,650,000	2,100,000	2,550,000	3,000,000	8,400,000
Cost of Goods Sold ($)	285,000	330,000	375,000	420,000	960,000
Gross Profit ($)	1,365,000	1,770,000	2,175,000	2,580,000	7,440,000

Onstream MEDIA

MarketPlace365™

MarketPlace365 is an Online Platform

- Enables the creation of multimedia marketplaces
- Organizes highly specific information on any subject
- Provides an interactive social environment
- Primary purpose to facilitate lead generation and e-commerce
- Is completely self provisioned
- Enables anyone to create their own online business

Integrates Onstream's Proprietary Digital Media Applications

- Archiving
- Transcoding
- User Generated Video
- Customized players
- Video advertising
- Secure streaming
- Pay-Per-View
- Webcasting
- Web and Audio conferencing

Onstream MEDIA

MarketPlace365™

Vertical Marketplaces for any Product or Service

- Virtual trade shows
- Vertical shopping malls
- Job fairs
- Medical facilities
- Corporate information centers
- Investor conferences
- Live and on-demand events
- Presentations, speeches,
- Breakout sessions


IFA
Welcome



Promoter Addressable Market

- Physical tradeshows (35K)
- Associations (210K)
- Publishers (150K)
- Municipalities (000's)
- Subject matter experts (000's)
- Entrepreneurs (000's)

Onstream MEDIA MarketPlace365™ Benefits

Promoter:	Exhibitor:	Attendee:
•Significant Recurring Revenue •Booth fees •Advertising fees and Sponsorships •Fees for marketing tools •Communications fees •Lead fees **• Monetize Video Content** **• Quality User Experience** **• Establish Itself as the Social Community and Subject Matter Expert** **• Owns Expanding Profiles and Behavioral Databases on Visitors (Attendees)**	**•Low-Cost Lead Generation** •Highly qualified leads •Lead profiling •Lead nurturing **•Improved Internet Visibility** •For their marketplace participation •For their own website **•Extensive Marketing Services** •Pay Per Click •Chat services •Email marketing •Press releases	**•Single Location for Organized Content on Specific Subject that is Current and Relevant** **•Efficient Use of Time** **•Eliminates Travel and Other Expenses** **•Business Opportunities** **•24/7 365 Availability** **•Training and Education** **•Social Networking with Experts and Other Attendees**

Onstream MEDIA

Promoter Benefit
Profit Opportunity Per MarketPlace

# of Booths	25	50	100	200
Monthly Revenues Per Booth	$500	$500	$500	$500
Monthly Revenues	$12,500	$25,000	$50,000	$100,000
Cost of Goods Sold/Mo.	$5,000	$10,000	$20,000	$40,000
Monthly Gross Profit	$7,500	$15,000	$30,000	$60,000
Annual Gross Profit	$90,000	$180,000	$360,000	$720,000

Benefits to Onstream Media:

- **Generates Significant Cash**
- **Leverage Multiple Onstream Proprietary Technologies and Services**
  - Archiving
  - Transcoding
  - User Generated Video
  - Customized players
  - Video advertising
  - Secure streaming
  - Pay Per View
  - Webcasting
  - Web and Audio conferencing
- **Increase Profit Margins**
- **Revenue Growth with Minimal Incremental Costs**

Onstream MEDIA

Onstream Media Benefit
Revenue Opportunity Per MarketPlace

# of Booths	25	50	100	200
Monthly Revenues Per Booth	$200	$200	$200	$200
Total Monthly Revenues	$5,000	$10,000	$20,000	$40,000
Cost of Goods Sold/Mo.	$1,750	$3,500	$7,000	$14,000
Monthly Gross Profit	$3,250	$6,500	$13,000	$26,000
Annual Revenue	$60,000	$120,000	$240,000	$480,000

Onstream MEDIA

MP365 Financial Opportunity*

MP 365 Opportunity – Year 1	Q1	Q2	Q3	Q4	Year 1
End Number of MarketPlaces	20	50	80	110	110
Gross Revenues ($)	110,320	900,660	2,603,130	5,205,150	8,819,260
Cost of Goods Sold ($)	33,196	174,528	451,569	863,520	1,522,813
Gross Profit ($)	77,124	726,132	2,151,561	4,341,530	7,296,447

MP 365 Opportunity – Year 2	Q1	Q2	Q3	Q4	Year 2
End Number of MarketPlaces	140	170	200	230	230
Gross Revenues ($)	8,706,720	12,508,140	16,309,560	20,110,980	57,635,400
Cost of Goods Sold ($)	1,410,381	2,002,212	2,594,043	3,185,874	9,192,510
Gross Profit ($)	7,296,339	10,505,928	13,715,517	16,925,106	48,442,890

*Based on average 200 booths per MarketPlace and average revenue per Exhibitor of $500 per mo.

Onstream MEDIA MarketPlace365™ Proprietary Technology

Functions	Multimedia Library	Exhibit Hall	Presentation Center	Breakout Sessions	Lounge	Marketing	Syndication	Analytics/ Reporting
Services	User Generated Content Video Player Transcoding Content Management Hosting Streaming	User Generated Content Video Player Transcoding Content Management Hosting Streaming Ad Management	Audio/Video Webcasting Audio/Web Conferencing Event Management	Audio/Video Webcasting Audio/Web Conferencing PPV	Social Networking Chat Blogs	Search Engine Marketing Search Engine Optimization Email Marketing Optimized PR	Metadata Smart Encode RSS Speech to Text	Reports Metrics Analytics
Platforms	DMSP™	DMSP™	Visual Webcaster™ Infinite Conferencing™ Paygate™	Visual Webcaster™ Infinite Conferencing™ Paygate™	Third Party Solutions	MP365™ Proprietary Solutions/ Algorithms	VS Archive Video Loggers DMSP™	Data Mart™

Above product names identified with ™ are all trademarks of Onstream Media Corporation

Onstream MEDIA

External Growth Drivers

Web Video Popularity

- Cisco estimates that online video will consume 90% of global consumer web traffic, and two-thirds of mobile data traffic by 2013
- Video traffic expected to increase at twice the rate of total internet traffic
- Time spent watching online videos up 49% for May, 2009 vs. May, 2008



Government Sector

- Increasing demand for transparency
- Desire to more effectively communicate with voters, constituents
- Grants and programs to transition official business to the web



Demographics

- 18-35 year-olds spend more time online than on TV
- DVRs reducing effectiveness of TV commercials
- Advertisers looking for innovative ways to reach this demographic
- Websites need rich media to increase “stickiness”



Rising Costs

- Increasing travel costs forcing corporations to find new ways to reach potential customers
- Rich media allows face-to-face interaction at lower costs

Strategic & Technology Relationships

QuickTime

Microsoft

Autonomy

Adobe

PR Newswire
United Business Media

Qwest
Spirit of Service

ebay

real

BT

Akamai

Shareholder.com
A NASDAQ OMX COMPANY

Onstream™ MEDIA

Financial Overview

Revenue Results

Revenue Breakdown (2008)


Other Digital Media
$2.0 MM
Webcasting
$5.9 MM
Web & Audio Conferencing
$9.7 MM

Revenue Growth


8.4
12.1
17.6
8.8
2006
2007
2008
1H FY 2009

$ in millions

Financial Performance



Revenues in $MM
CF from Operations in $MM
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Revenues
$0.5
$0.0
($0.5)
($1.0)
($1.5)
($2.0)
($2.5)
CF From Operations*
2004
2005
2006
2007
2008
1H FY 2009

Fiscal Years Ended September 30

*Cash used in operating activities before changes in current assets and liabilities

Select Balance Sheet Data

	3/31/09	9/30/08	9/30/07
Total Current Assets	$ 3.5	$ 3.7	$ 4.0
Total Assets	26.3	33.9	36.5
Total Current Liabilities	6.0	5.1	2.7
Long-Term Debt	0.9	0.9	0.3
Total Liabilities	6.9	6.0	3.0
Total Stockholders' Equity	19.4	27.9	33.5

$ Millions (rounded)

Financial Highlights



NASDAQ Capital Market: ONSM

Stock Price: $0.13-$.83 (52-wk range)*

Market Cap: Approx. $13.2 Mil. ($0.30)*

Capitalization: Approx. 44 Mil. Shares

$12.1 Mil. in Revs (FY2007) (+44% over 2006)

$17.6 Mil. in Revs (FY2008) (+45% over 2007)

$8.8 Mil. in Revs (1HFY09) (Unchanged from 1H FY08)

10Q for QE March 31, 2009 Estimated CF+** for Q3 "09

**Cash provided by operating activities before changes in current assets and liabilities

*As of 07/13/09

Thank You

Q&A